Exhibit 10.4
INTELLECTUAL PROPERTY SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT dated as of February 21, 2023 (this “Agreement”), among Grocery Outlet Inc., a California corporation (the “Grantor”) and Bank of America, N.A. in its capacity as Collateral Agent for the Secured Parties party to the Credit Agreement referred to below (in such capacity, together with its successors, assigns, designees and sub-agents in such capacity, the “Collateral Agent”).

WHEREAS, reference is made to (a) the Credit Agreement dated as of February 21, 2023 (as amended, increased, extended restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Grocery Outlet Holding Corp., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Bank of America, as the Administrative Agent, the Collateral Agent, Letter of Credit Issuer and Swingline Lender, and the other parties from time to time party thereto and (b) the Pledge and Security Agreement dated as of February 21, 2023 (the “Security Agreement”), by and among the Borrower, the Grantor, the other Subsidiary Parties (as defined therein) from time to time party thereto, the Additional Parties (as defined therein) from time to time party thereto and the Collateral Agent;

WHEREAS, the Lenders, the Swingline Lender and the Letter of Credit Issuers have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement; and

WHEREAS, the Grantor is willing to execute and deliver this Agreement as consideration for such extensions of credit.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement or the Credit Agreement, as applicable.

SECTION 2.    Grant of Security Interest. As security for the prompt and complete payment or performance, as the case may be, in full of the Obligations, the Grantor hereby pledges, collaterally assigns, mortgages, transfers and grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a continuing security interest (the “Security Interest”) in all of such Grantor’s right in, and title and interest to and under the following assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor, but excluding any Excluded Property (the “Collateral”):

all (a) trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, slogans, other source or business identifiers, now existing or hereafter adopted or acquired, whether registered or unregistered, and all registrations, recordings and applications for registration filed in connection with the foregoing, including the registrations and applications for registration in the U.S. Patent and Trademark Office listed on Schedule I hereto, (b) all goodwill associated therewith or symbolized thereby, (c) all extensions or renewals thereof, (d) all rights to sue or otherwise recover for any past, present and future infringement, dilution, or other violation thereof, (e) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, proceeds of suit and other payments now or hereafter due and/or payable with respect thereto, and (f) all other rights of any kind accruing thereunder or pertaining thereto throughout the world (but excluding, for the avoidance of doubt, any intent-to-use application prior to the filing and acceptance of a “Statement of Use” or “Amendment to Allege Use” notice and/or filing with respect thereto but only to the extent that, and solely during the period if any in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications (or the resulting trademark registrations)).

SECTION 3.    Security Agreement. The Security Interest granted to the Collateral Agent herein is granted in furtherance, and not in limitation, of the security interests granted to the Collateral Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

SECTION 4.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

SECTION 5.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6.    INTERCREDITOR AGREEMENT GOVERNS. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIENS AND SECURITY INTERESTS GRANTED TO THE COLLATERAL AGENT FOR THE BENEFIT OF THE SECURED PARTIES PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT WITH RESPECT TO ANY COLLATERAL HEREUNDER ARE SUBJECT TO THE PROVISIONS OF ANY APPLICABLE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE PROVISIONS OF ANY APPLICABLE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE PROVISIONS OF SUCH INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL. SO LONG AS AN INTERCREDITOR AGREEMENT IS OUTSTANDING, THE REQUIREMENT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT TO DELIVER COLLATERAL TO THE COLLATERAL AGENT (OR ANY REPRESENTATION OR WARRANTY HAVING THE EFFECT OF REQUIRING THE SAME) SHALL BE DEEMED SATISFIED (OR ANY SUCH REPRESENTATION OR WARRANTY SHALL BE DEEMED TRUE BY DELIVERY OF SUCH COLLATERAL TO THE CONTROLLING COLLATERAL AGENT (OR SUCH SIMILAR TERM AS DEFINED IN THE INTERCREDITOR AGREEMENT) AS BAILEE OF, AND BEHALF OF, THE COLLATERAL AGENT PURSUANT TO THE TERMS OF THE INTERCREDITOR AGREEMENT).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GROCERY OUTLET INC., a California corporation as Grantor

By:	/s/ Charles C. Bracher
	Name:	Charles C. Bracher
	Title:	Executive Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Priscilla Ruffin
	Name:	Priscilla Ruffin
	Title:	AVP

[SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT]

SCHEDULE I

U.S. Trademark Registrations and Applications

Trademark Registrations

Mark	Reg. No.	Reg. Date
WOW! (Stylized)	6834292	08/30/2022
HARVEST DAY	6691997	04/05/2022
LOW CARB FOR NOT A LOT OF COIN	6679895	03/22/2022
SEE YOU LATER SUPER SAVER	6464373	08/24/2021
SO FRESH YOU'LL FEEL LIKE SINGING GUARANTEED	6464372	08/24/2021
WELCOME TO BARGAIN BLISS	6464371	08/24/2021
GET MORE PIZZA FOR LESS DOUGH	6464370	08/24/2021
GET MORE KALE FOR LESS CABBAGE	6464369	08/24/2021
FEELS LIKE FALLING IN LOVE ON EVERY AISLE	6456156	08/17/2021
THE SAVINGS ARE REAL, THE FEELING IS PURE BLISS	6449249	08/10/2021
MORE FROMAGE FOR LESS CHEESE	6449248	08/10/2021
THOSE AREN'T ANGELS SINGING. THAT'S YOUR WALLET.	6449247	08/10/2021
HARVEST DAY	6380520	06/08/2021
HOLLIS ST. COFFEE	6247724	01/12/2021
BARGAIN BLISS	6240333	01/05/2021
HIP HIP SYRAH	6081066	06/16/2020
NOSH NATURAL ORGANIC SPECIALTY HEALTHY and Design	6077840	06/16/2020
NOSH and Design	6077839	06/16/2020
WESTSIDE BAKEHOUSE	5956990	01/07/2020
GROCERY OUTLET BARGAIN MARKET and Design	5920283	11/26/2019
GROCERY OUTLET BARGAIN MARKET and Design	5766564	06/04/2019
HARVEST DAY	5619256	11/27/2018
WOW! SAVE 50% OR MORE and Design	5372725	01/09/2018
HARVEST DAY	5325344	10/31/2017
BARGAINOMICS	5313378	10/17/2017
WOW!	5306956	10/10/2017
WOW! and Design	5218984	06/06/2017
NOSH NATURAL - ORGANIC - SPECIALTY - HEALTHY and Design	5093914	12/06/2016
NOSH and Design	5093913	12/06/2016
NOSH	5067165	10/25/2016
GROCERY OUTLET BARGAIN MARKET	4888093	01/19/2016
GO and Design	4769584	07/07/2015
GROCERY OUTLET BARGAIN MARKET and Design	4479224	02/04/2014
TAMMY UNDERSPEND	4249977	11/27/2012
LOIS PRICES	4249976	11/27/2012

DOUG	4249975	11/27/2012
BEN SAVEN	4249974	11/27/2012
NOSH	4247576	11/20/2012
FRUGAL FRIENDS	4245918	11/20/2012
BIG BRANDS. LITTLE PRICES.	4190431	08/14/2012
INDEPENDENCE FROM HUNGER	4135088	05/01/2012
INDEPENDENCE FROM HUNGER	4135086	05/01/2012
LADY LEE	3779585	04/20/2010
CANNED FOODS GROCERY OUTLETS	3701241	10/27/2009
GROCERY OUTLET BARGAIN MARKET	3604714	04/07/2009
BARGAINS ON BRANDS YOU TRUST!	2964247	06/28/2005
GROCERY OUTLET BARGAINS ONLY! and Design	2775580	10/21/2003
GROCERY OUTLET BARGAINS ONLY!	2715156	05/13/2003

Trademark Application

Mark	Appl. No.	Filing Date
THE WOW CROUD	90389548	12/17/2020